SCHEDULE 14F INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☐

Preliminary Information Statement

☒

Definitive Information Statement

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(Name of Registrant As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐  Fee computed on table below per Exchange Act Rules 14F-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

Common Stock, .001 par value

2)   Aggregate number of securities to which transaction applies:

20,375,607 shares of Common Stock

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)   Proposed maximum aggregate value of transaction:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

AMERICAN SOUTHWEST MUSIC DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-31032	52-2190362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8721 Sunset Blvd., Penthouse 7 Hollywood, California	90069
(Address of principal executive offices)	(Zip Code)

(310) 659-8770

(Registrant's telephone number, including area code)

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14F AND SCHEDULE 14F THEREUNDER

_______________________________________________________________

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

_______________________________________________________________

INTRODUCTION

This notice and information statement (the "Information Statement") will be mailed on or about March 28, 2008 to the stockholders of record, as of March 8, 2008, of American Southwest Music Distribution, Inc., a Delaware corporation (the "Company") pursuant to: Section 14(c) of the Exchange Act of 1934, as amended.   This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.  Pursuant to Rule 14C-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders.  Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)

We approved amendment to our Articles of Incorporation to increase the Company’s authorized shares to 500,000,000 at a par value of $.001; and

(2)

We approved the transfer of all assets and liabilities of the Company into D&B Music, Inc., a wholly owned subsidiary of the Company; and

(3)

We approved the acquisition by Ultimate Sports Resort, Inc. in exchange of  Common Shares in accordance with the Agreement and Plan of Merger pursuant to Section 251(G) of Delaware Corporation Law; and

(4)

We approved amendment our Articles of Incorporation to effect a 1-for-50 reverse stock split of our issued and outstanding Common Stock

Attached hereto for your review is an Information Statement relating to the above-described actions.

Please read this notice carefully. It describes the essential terms of the amendments to the Articles, election of the members of the Board of Directors, appointment of the auditors, and the ratification of the 2008 stock option plan.  Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING

WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,
/s/ David Michery
David Michery
Chairman of the Board of Directors

March 8, 2008

American Southwest Music Distribution, Inc.

8721 Sunset Blvd., Penthouse 7 Hollywood, California 90069

_______________________________________________________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14F AND SCHEDULE 14F THEREUNDER

_______________________________________________________________

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

(1)

We approved amendment to our Articles of Incorporation to increase the Company’s authorized shares to 500,000,000 at a par value of $.001; and

(2)

We approved the transfer of all assets and liabilities of the Company into D&B Music, Inc., a wholly owned subsidiary of the Company; and

(3)

We approved the acquisition by Ultimate Sport vResort, Inc. in exchange for Common Shares in accordance with the Agreement and Plan of Merger pursuant to Section 251(G) of Delaware Corporation Law; and

(4)

We approved amendment our Articles of Incorporation to effect a 1-for-50 reverse stock split of our issued and outstanding Common Stock

The Board of Directors has fixed the close of business on March 8, 2008, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on March 8, 2008, the Record Date, are entitled to notice of the action to be effective on or about April 24, 2008. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Delaware Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

American Southwest Music Distribution, Inc. is authorized to issue 100,000,000 shares of capital stock, consisting of 33,748,179 shares of common stock, $.001 par value per share.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

Changes in relationships with major customers and/or suppliers: an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position.  Armed conflicts and other military actions: the considerable political and economic uncertainties resulting from these events, could adversely affect our order intake and sales, particularly in the limousine market.  Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

THE COMPANY

American Southwest Music Distribution, Inc. f/k/a GL Energy & Exploration, Inc. (“we” or the “Company”) was incorporated in the state of Delaware in 1998. Previously, the company engaged in the exploration of mining prospects in the western United States.

On March 13, 2006, we entered into an agreement (the “Exchange Agreement”) pursuant to which we acquired all of the equity of American Southwest Music Distribution, Inc., a Texas corporation (“American”). Pursuant to the Exchange Agreement, we issued 22,500,000 shares of our common stock and 23,980 shares of our series A convertible preferred stock to David Michery and Kent Puckett, the sole shareholders of American. On August 18, 2006, we filed a certificate of amendment to our certificate of incorporation with the Delaware secretary of state changing our name to “American Southwest Music Distribution, Inc.”

As a result, our business is the business of American. American’s current business is the production, acquisition, marketing and sale of pre-recorded music. American’s pre-recorded music products will include releases of the new musical performances of recording artists, as well as compilations featuring various artists or repackaged releases of previously recorded music from our master music catalog and derived from licenses of music masters from third-parties. The exchange was accounted for as a reverse acquisition. The accounting rules for reverse acquisitions require that, beginning with the date of the acquisition (March 13, 2006), our balance sheet include the assets and liabilities of American and our equity accounts be recapitalized to reflect the net equity of American. Accordingly, our historical operating results are now the operating results of American.

Our current executive offices are located at 13191 Crossroads Parkway, Industry, California 91746. Our telephone number is (562) 805-4530.

Company History

We produce, acquire, market and sell pre-recorded music through our wholly owned subsidiary, American. American was incorporated in the State of Texas in May 2004. In July 2004, American acquired the assets of Celestial Breakaway Records’ and Out of Control Records’ music catalog, which consisted of rights to various master recordings previously released commercially. Pursuant to that acquisition, American procured the exclusive right to commercially market and sell those master recordings worldwide.

On October 13, 2004, American entered into that certain Agreement and Plan of Reorganization with the Company (the “Merger Agreement”), pursuant to which all of American’s outstanding shares were to be converted into shares of the Company’s capital stock, with the Company being the surviving corporation. Although the Merger Agreement was executed, certain closing conditions were never satisfied, including the filing of a certificate of merger with the Delaware Secretary of State and as such the merger was never consummated. The Board of Directors of both American and the Company deemed it in the best interest of their respective companies and shareholders to terminate the Merger Agreement and to enter into the Exchange Agreement.

On March 13, 2006, American, their shareholders and the Company entered into the Exchange Agreement pursuant to which the Company issued an aggregate of 22,500,000 shares of its common stock and 23,980 shares of its series A convertible preferred stock to the American stockholders in exchange of their transfer of American shares to the Company.

Recent Developments

In the last fiscal year, our Board of Directors approved an amendment to our certificate of incorporation (the “Charter Amendment”) to: (i) change our name to “American Southwest Music Distribution” and (ii) effectuate a reverse stock split of our common stock by changing and reclassifying each seventy four (74) shares of our issued and outstanding common stock, par value $.001 per share (“Common Stock”) into one (1) fully paid and non-assessable share of Common Stock (the “Reverse Split”). A majority of our stockholders approved the Charter Amendment by written consent on July 7, 2006. A notice of shareholder action by written consent was mailed to all stockholders of record as of July 7, 2006 informing them of this action on July 27, 2006. The Charter Amendment was filed with the Delaware Secretary of State on August 17, 2006. Nasdaq effectuated the name change and reverse split on Thursday August 24, 2006. Information in this Annual Report (other than our audited financial statements) has been adjusted to give effect to the Reverse Split.

In the second fiscal quarter of 2006, we began marketing the release of new Albums we intend to commercially release in the fourth fiscal quarter of 2007.

On October 10, 2006, we entered into a Profit Participation Agreement with Screw U Records, LLC. The agreement calls for the exclusive assignment to the Company of recording rights of certain named artists. The initial term of the agreement is for nine full months from the time of the commercial release of the first album produced by any of the named artists. The Company also has the option to request 6 additional recordings subject to certain restrictions. The agreement calls for the Company to pay certain advances for the production of the albums. For the first album produced, the Company will pay a royalty to Screw U Records of 50% of net receipts to the Company.  Net receipts are defined as gross receipts less all recoupable costs and advances. The royalty payment percentages for additional albums produced under the option terms varies from 25% for the first option album to 10% for the remaining options.

Our Business

Our business is the production, acquisition, marketing and sale of pre-recorded music. Our pre-recorded music products will include releases of the new musical performances of recording artists, as well as compilations featuring various artists or repackaged releases of previously recorded music from our master music catalog and derived from licenses of music masters from third-parties.

Our expansion and exploitation of its music catalog is an integral part of its business and growth strategy. American owns a music catalog with 25 album masters, and intends to add to the music catalog through strategic and complementary acquisitions, licensing agreements, and by executing recording agreements with artists, production companies and other record labels with new recordings.

We will enter into rights acquisition, licensing, distribution and recording agreements ("Recording Agreements") with artists, third party record labels and production companies ("Labels") to provide us with master recordings that have not been previously released for sale to consumers ("New Masters"). Through each Recording Agreement, we will acquire the worldwide copyright and exclusive right to distribute and license music products derived from the New Masters that will be recorded and produced by the Labels, during the term of the Recording Agreement or any extension thereof. We will also acquire the exclusive right to record and market all New Masters of the recording artist(s) featured on any and all New Masters recorded by the Labels during the term of the Recording Agreements. We will also have the right to extend the term of the Recording Agreement through the exercise of multiple options pursuant to the terms of the Recording Agreements.

Most of our Recording Agreements will have an initial term and will usually have up separate, consecutive, irrevocable options, to renew the term for additional periods, at our sole discretion. As a condition of the initial term, and prior to exercising each option, we will be required to pay recoupable advances to the Label.

Pursuant each Recording Agreement, each Label will agree to deliver one or more New Masters to us during the term of the Recording Agreement. Each New Master will be required to contain at least twelve (12) newly recorded compositions of the featured recording artist(s), having an aggregate playing time of no less than forty (40) minutes ("Album”), and must be complete and satisfactory to us, in our managements’ sole discretion.

If an Album is satisfactory us, we will market and advertise the consumer release of the Album, and after the Label's delivery of an Album to us, we will commercially release the Album in the United States and Canada. Whether or when an Album is commercially released to consumers is within our sole discretion. The actual amount of money spent marketing an Album will be determined by us

Depending upon the initial success of any single, we will advance to the Label the costs to film and produce a music video featuring the single song selected by us. Pursuant to the terms of the Recording Agreement, we have the right to supervise and approve all elements of the music video. Once an acceptable music video is completed, we will use our efforts and pay third-party promoters to secure airplay of the music video on regional and national music video shows, as part of our marketing of the particular Album.

The marketing expenses we spend on any Album are variable, because the actual amount of expenditures for each Album will depend upon our management’s business judgment and discretion, about the commercial success (or lack thereof) of any Album, or the effectiveness of any Album’s marketing. At any point, we can elect to continue to or discontinue spending money to market any individual Album. If the Album realizes commercial success in the United States and Canada, the Album will be released in foreign territories.

Depending upon the terms of each Recording Agreement, we will pay each Label royalties from the net profits we actually receive from the sale of music products delivered during the term of the Recording Agreement. According to the terms of each Recording Agreement, we will only be required to pay royalties to a Label after we recoup all advances (we make to or on behalf of the Label) from Label’s percentage of net sales of all music products derived from the New Master(s) delivered by the subject Label.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information known to us about the beneficial ownership of our common stock as of March 8, 2008 for: (1) each person, entity or group that is known by us to beneficially own five percent or more of our common stock; (2) each of our directors (and former directors, as applicable); (3) each of our named executive officers (and former officers, as applicable) as defined in Item 402(a)(2) of Regulation S-B; and (4) our directors and executive officers as a group. To the best of our knowledge, each stockholder identified below has voting and investment power with respect to all shares of common stock shown, unless community property laws or footnotes to this table are applicable.

The number of shares beneficially owned and the percent of shares outstanding are based on 33,748,179 shares outstanding as of March 8, 2008. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise noted below, the address of each of the shareholders in the table is 8721 Sunset Blvd., Penthouse 7 Hollywood, California 90069

Beneficial Owner	Shares of Common Stock Beneficially Owned Number	Percent
David Michery	17,181,688	50.91%
Kent Puckett	3,193,919	9.46%

AMEND ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES TO 500,000,000 AT A PAR VALUE OF $.001

THE AMENDMENT HAS BEEN APPROVED BY THE BOARD AND THE WRITTEN CONSENTS OF THE HOLDERS OF THE MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Delaware does not provide for dissenter's rights of appraisal in connection with the amendment to the Certificate of Incorporation.

THE TRANSFER OF ALL ASSETS AND LIABILITIES OF THE COMPANY INTO D&B MUSIC, INC., A WHOLLY OWNED SUBSIDIARY OF THE COMPANY

THE AMENDMENT HAS BEEN APPROVED BY THE BOARD AND THE WRITTEN CONSENTS OF THE HOLDERS OF THE MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Delaware does not provide for dissenter's rights of appraisal in connection with the amendment to the Certificate of Incorporation.

THE ACQUISITION BY ULTIMATE SPORTS RESORT, INC. IN ECHANGE FOR COMMON SHARES IN ACCORDANCE WITH THE AGREEMENT AND PLAN OF MERGER

THE AMENDMENT HAS BEEN APPROVED BY THE BOARD AND THE WRITTEN CONSENTS OF THE HOLDERS OF THE MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.

Under the merger agreement, shareholders in the Company shall receive an equal number of post-split shares in Ultimate Sports Resort, Inc.  The completion of the merger requires the approval of the shareholders of both companies.  A copy of the Agreement and Plan of Merger is Attached hereto.

Ultimate Sports Resort, Inc. (www.ultimatesportsresort.com) is a privately held Delaware corporation in the business of developing and building an all encompassing total sports experience - “The Ultimate Sports Resort” in Las Vegas, Nevada.  Components of the planned facility will include sports venues, sports activities, “Hall of Fame” quality sports memorabilia, 5,152 hotel rooms, 1 million sq ft. of convention space and 500 luxury condominiums.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Delaware does not provide for dissenter's rights of appraisal in connection with the amendment to the Certificate of Incorporation.

AMENDMENT OUR ARTICLES OF INCORPORATION TO EFFECT A 1-FOR-50 REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK

Introduction

On March 8, 2008, our board of directors unanimously adopted a resolution declaring it advisable to amend our certificate of incorporation to effectuate a 1-for-50 reverse stock split, which resolution was superceded by a new resolution unanimously adopted by our board of directors on March 8, 2008 to increase the reverse split to 1-for-74. Our board of directors further directed that this amendment to our certificate of incorporation be submitted for consideration by our stockholders. On March 8, 2008, the holders of our voting stock approved the 1-for-50 reverse stock split.

Effective Time of the Reverse Split

We intend to file, as soon as practicable on or after the twentieth (20th) day after this information statement is sent to our shareholders, an amendment to our certificate of incorporation effectuating the reverse stock split with the Secretary of State of Delaware. This amendment to our certificate of incorporation will become effective at the close of business on the date the amendment to the certificate of incorporation is accepted for filing by the Secretary of State of Delaware. It is presently contemplated that such filing will be made on March 26, 2008. A copy of the amendment to our certificate of incorporation is attached to this information statement as Appendix A.

Reasons for the Reverse Stock Split

Our board of directors seeks to adopt the one for seventy-four reverse stock-split in order to improve our capitalization and to comply with the terms of the agreement underlying our acquisition of all of the outstanding shares of Ultimate Sports Entertainment, Inc. (See “RECENT CHANGES—Change in Control”). After giving effect the acquisition without the reverse stock split, the number of total shares outstanding on April 20, 2008 674,963. Our board of directors believes that this number of outstanding shares, along with the low per share market price of our common stock, impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of our company.  The board of directors has determined that, for the reasons set forth herein, the better choice is to effectuate the reverse split.

Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may be adversely affecting, and may continue to adversely affect, not only the pricing of our common stock but also its trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through the sale of stock or the cost of debt we may incur.

We hope that the decrease in the number of shares of our outstanding common stock resulting from the reverse split, and the anticipated increase in the price per share, will encourage greater interest in our common stock among members of the financial community and the investing public and possibly create a more liquid market for our stockholders with respect to those shares presently held by them. However, the possibility exists that stockholder liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse split is effected, particularly if the price per share of our common stock begins a declining trend after the reverse split is effected. Companies which effectuate reverse stock splits often experience such a declining trend.

It is possible that the reverse split will not achieve any of the desired results. There also can be no assurance that the price per share of our common stock immediately after the reverse split will increase proportionately with the reverse split, or that any increase will be sustained for any period of time.

We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed reverse split is not intended to be an anti-takeover device.

Possible Disadvantages

The liquidity of our common stock may be adversely affected by the reduced number of freely-tradeable shares outstanding after the reverse stock-split. The reverse stock-split will cause the number of “odd-lot” holders to go up and cause the number of “round-lot” holders of the common stock to go down. An odd-lot is fewer than 100 shares. The number of round-lot holders is a common measure of a stock’s distribution, and a lower number may reflect more negatively on our shares. In addition, the new odd-lot holders may become reluctant to trade their shares because of any stigma or higher commissions associated with odd-lot trading. Stockholders who hold odd-lots may experience an increase in the cost of selling their shares and may have greater difficulty in making sales. This may negatively impact the average trading volume and thereby diminish interest in the common stock by some investors and advisors.

Notwithstanding these potential disadvantages, the board of directors believes that the reverse stock-split is in our best interest for the reasons set forth above.

Effects of Reverse Stock-Split

The reverse stock-split will increase our authorized but unissued common stock, which may be used by our board of directors in order to thwart anti-takeover efforts by outsiders. The board nominees are not aware of any such current takeover efforts, and the reverse split is not being proposed as an anti-takeover measure.

Following the reverse split (and conversion of the series A preferred stock), our capital structure will be as follows:

(i)

674,963 shares of common stock outstanding;

(ii)

500,000,000 shares of common stock authorized, with 0 shares reserved for issuance

While management is currently seeking attractive equity or debt financing arrangements, there are currently no proposals or arrangements, written or otherwise, to issue additional shares of our common stock at this time. However, should we issue additional shares of stock in the future, this could have the effect of diluting the earnings per share and book value per share of existing shares of common stock.

Our charter currently provides that preferred stock may be issued in one or more series. Our board of directors is authorized to fix the number of shares of any series of preferred stock, to determine the designation of any such series and to determine the rights, preferences, privileges, qualifications and limitations of such preferred stock. Depending upon the nature and terms of any such designated and issued preferred stock, such issuance could make a takeover of our company more difficult and therefore, less likely. An issuance of any shares of preferred stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock. The board of directors has no present plans, understandings, or agreements to issue any preferred stock. Other than our preferred stock as discussed above, there are no provisions of our articles, bylaws, employment agreements or credit agreements that have material antitakeover consequence.

Stock Certificates and Fractional Shares

Stockholders will be required to exchange their stock certificates for new certificates representing the shares of common stock after giving effect to the reverse stock-split with our transfer agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates.

We will not issue any certificates representing fractional shares of our common stock in the transaction, while retaining the current par value of $0.001. We will not be paying any cash to stockholders for any fractional shares resulting from the reverse split; rather, any resulting fractional shares shall be rounded up to the nearest whole number.

Our transfer agent is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

Procedure for Implementing the Reverse Stock-Split

In connection with the reverse stock-split, fifty (50) shares of our pre-split outstanding common stock will be exchanged for one share of common stock. Post-split shares of our common stock may be obtained by surrendering certificates representing shares of pre-split common stock to our transfer agent. To determine the number of shares of our common stock issuable to any record holder, the total number of shares represented by all of the certificates issued in the name of that record holder held in each account as set forth on the records of the transfer agent on the date upon which the split becomes effective will be divided by 74.

We will not issue any certificates representing fractional shares of our common stock in the transaction, while retaining the current par value of $0.001. Any resulting fractional shares shall be rounded up to the nearest whole number. Upon surrender to the transfer agent of the share certificate(s) representing shares of pre-split common stock, the holder will receive a share certificate representing the appropriate number of shares of our common stock.

Federal Income Tax Consequences

The following discussion generally describes certain federal income tax consequences of the reverse stock-split to our stockholders. The following does not address any foreign, state, local tax or alternative minimum income, or other federal tax consequences of the proposed reverse stock-split. The actual consequences for each stockholder will be governed by the specific facts and circumstances pertaining to such stockholder’s acquisition and ownership of the common stock. Each stockholder should consult his or her accountants for more information in this regard.

We believe that the reverse stock-split will qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code or as a stock-for-stock exchange under Section 1036(a) of the Code. As a result, no gain or loss should be recognized by us or our stockholders in connection with the reverse stock-split. A stockholder’s aggregate tax basis in his or her shares of post- reverse stock-split common stock received from us will be the same as his or her aggregate tax basis in the pre- reverse stock-split common stock exchanged therefore. The holding period of the post- reverse stock-split common stock surrendered in exchange therefore will include the period for which the shares of pre-reverse stock-split common stock were held, provided all such common stock was held as a capital asset on the date of the exchange.

This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse stock-split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers).

No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to our stockholders as a result of the reverse stock-split. Accordingly, each stockholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such stockholder, including the application and effect of state, local and foreign income and other tax laws.

THE AMENDMENT HAS BEEN APPROVED BY THE BOARD AND THE WRITTEN CONSENTS OF THE HOLDERS OF THE MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Delaware does not provide for dissenter's rights of appraisal in connection with the amendment to the Certificate of Incorporation.

Additional Information

If you have any questions about the actions described above, you may contact David Michery, 4590 Mac Arthur Blvd, Suite 500, Newport Beach, CA 92660.  We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at100 F Street, Room 1580, Washington, D.C. 20549.  Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

 We filed our annual report for the fiscal year ended March 8, 2006 on Form 10-KSB with the SEC.  A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to David Michery, 4590 Mac Arthur Blvd, Suite 500, Newport Beach, CA 92660. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

Information Incorporated By Reference

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB for the fiscal year ended March 8, 2007.

Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007, September 30, 2007, and December 31, 2007.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended March 8, 2006.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein.  The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors
By /s/ DAVID MICHERY
David Michery
Date: March 27, 2008